UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of theSecurities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 15, 2021, The GEO Group, Inc. (“GEO” or the “Company”) received formal notice from Blake Davis, GEO’s Senior Vice President and President, GEO Secure Services, of his intention to retire effective May 14, 2021 (the “Effective Date”). Mr. Davis joined GEO in 2013 and became President of GEO Secure Services in 2020. GEO thanks Mr. Davis for his years of dedicated service.

On April 15, 2021, GEO and Mr. Davis entered into the Confidential Separation and General Release Agreement (the “Agreement”). Pursuant to the Agreement, Mr. Davis will be entitled to: (i) receive $41,666.66 per month for 24 months for consulting services to be rendered pursuant to a consulting agreement to be entered into between Mr. Davis and GEO; (ii) to become vested in stock options and restricted stock that are unvested as of the Effective Date, except for any unvested equity award subject to performance-based vesting that will be forfeited; and (iii) the automobile that he used during his employment. GEO and Mr. Davis intend to enter into a consulting agreement pursuant to which Mr. Davis will serve as a consultant to GEO from May 15, 2021 through May 14, 2023.

The foregoing description is qualified in its entirety by reference to the full text of the Confidential Separation and General Release Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

GEO is in the process of making a final selection from internal candidates to be appointed Senior Vice President and President, GEO Secure Services.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Confidential Separation and General Release Agreement, entered into between Blake Davis and The GEO Group, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

April 21, 2021	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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